Exhibit 99.7

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                    JUNE 1997

                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

          (1) Aggregate Monthly Payments Due:                $     1,864,508.26

          (2) Aggregate Monthly Payments received and Monthly Advances made this Month:

             (a) Principal                                   $       297,405.42
             (b) Interest                                    $     1,570,489.96
             (c) Total                                       $     1,867,895.38

          (3)  Aggregate  Principal   Prepayments  in  part  received  on  Self-
               Amortizing   Mortgage   Loans  and  applied  in  the   applicable
               Prepayment Period:

                (a) Principal                                $        58,157.78
                (c) Total                                    $        58,157.78


          (4)  Aggregate   Principal   Prepayments   in  full  received  in  the
               applicable Prepayment period:

               (a) Principal                                 $     1,400,160.65
               (b) Interest                                  $        11,761.61
               (c) Total                                     $     1,411,922.26

          (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

               (a) Principal                                 $                0
               (b) Interest                                  $                0
               (c) Total                                     $                0


          (6) Aggregate Liquidation Proceeds for prior month:

               (a) Principal                                 $                0
               (b) Interest                                  $                0
               (c) Total                                     $                0

          (7) Aggregate Purchase Prices for Defaulted Mortgage Loans:

               (a) Principal                                 $                0
               (b) Interest                                  $                0
               (c) Total                                     $                0

          (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

               (a) Principal                                 $                0
               (b) Interest                                  $                0
               (c) Total                                     $                0

          (9)  Aggregate Purchase Prices for Document Deficiencies per Sec.
               2.02:

              (a) Principal                                  $                0
              (b) Interest                                   $                0
              (c) Total                                      $                0

          (10) Pool Principal Balance:                       $   195,458,435.01

          (11) Available Funds:                              $     3,251,662.05

          (12) Realized Losses for prior month:              $                0

          (13) Aggregate Realized Losses:                    $                0

               (a) Deficient Valuations:                     $                0
               (b) Special Hazard Losses:                    $                0
               (c) Fraud Losses:                             $                0
               (d) Excess Bankruptcy Losses:                 $                0
               (e) Excess Special Hazard Losses:             $                0
               (f) Excess Fraud Losses:                      $                0

          (14) Compensating Interest Payment:                $         2,256.45

          (15) Net Simple Interest Shortfall:                $                0

          (16) Net Simple Interest Excess:                   $                0

          (17) Simple Interest Shortfall Payment:            $                0

          (18) Unpaid Net Simple Interest Shortfall:

     Class A1                36157T4B4                       $                0
     Class A2                36157T4C2                       $                0
     Class A3                36157T4D0                       $                0
     Class A4                36157T4E8                       $                0
     Class A5                36157T4F5                       $                0
     Class S                 36197HE1S                       $                0
     Class M                 36157T4J7                       $                0
     Class B1                36157T4K4                       $                0
     Class B2                36157T4L2                       $                0
     Class B3                36157T5M9                       $                0
     Class B4                36157T5N7                       $                0
     Class B5                36157T5P2                       $                0

          (19) Class Certificate Interest Rate:

     Class A4                36157T4E8                                   7.780%
     Class M                 36157T4J7                                   7.500%
     Class B1                36157T4K4                                   7.500%
     Class B2                36157T4L2                                   7.500%
     Class B3                36157T5M9                                   9.184%
     Class B4                36157T5N7                                   9.184%
     Class B5                36157T5P2                                   9.184%
     Class S                 36196HE4S                                   2.12%

          (20) Accrued Certificate Interest and Pay-out Rate:

     Class A1                36157T4B4      $     402,173.15             6.670%
     Class A2                36157T4C2      $     276,489.60             6.940%
     Class A3                36157T4D0      $      86,895.38             7.350%
     Class A4                36157T4E8      $     102,864.57             7.780%
     Class A5                36157T4F5      $     182,250.00             7.290%
     Class S                 36197HE1S      $     345,169.04             2.12%
     Class M                 36157T4J7      $      33,799.47             7.500%
     Class B1                36157T4K4      $      24,583.69             7.500%
     Class B2                36157T4L2      $      15,367.92             7.500%
     Class B3                36157T5M9      $       9,786.13             9.184%
     Class B4                36157T5N7      $       3,005.85             9.184%
     Class B5                36157T5P2      $      13,553.41             9.184%

                              Total         $   1,495,938.20

          (21) Principal distributable:

     Class A1                36157T4B4      $   1,732,531.26
     Class A2                36157T4C2      $              0
     Class A3                36157T4D0      $              0
     Class A4                36157T4E8      $              0
     Class A5                36157T4F5      $              0
     Class M                 36157T4J7      $       8,228.57
     Class B1                36157T4K4      $       5,984.96
     Class B2                36157T4L2      $       3,741.36
     Class B3                36157T5M9      $       1,945.57
     Class B4                36157T5N7      $         597.59
     Class B5                36157T5P2      $       2,694.54
     Class R1                36157T4G3      $              0
     Class R2                36157T4H1      $              0

                              Total         $   1,755,723.84

          (22) Additional  distributions to the Class R1 Certificate pursuant to
               Section 2.05(d):..........................$                    0

          (23) Additional  distributions to the Class R2 Certificate pursuant to
               Section 4.01(b):$.........................$                    0
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     B. Other Amounts:

          (1)  Senior Percentage for such Distribution Date:        92.201694%

          (2)  Senior Prepayment Percentage for such Distribution
               Date: .......................................       100.000000%

          (3)  Junior Percentage for such Distribution Date:         7.798306%

          (4)  Junior Prepayment Percentage for such Distribution
               Date:........................................         0.000000%

          (5)  Subordinate Certfificate Writedown Amount for such
               Distribution Date:...........................         0.000000%

          (6)  Prepayment Distribution Triggers satisfied:
                                             Yes               No
                                             ---               --
                      Class B1                X
                                             ---               ---
                      Class B2                X
                                             ---               ---
                      Class B3                X
                                             ---               ---
                      Class B4                X
                                             ---               ---
                      Class B5                X
                                             ---               ---
     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


                                   By:  /s/ Karen Pickett
                                   ----------------------------------------
                                   Name:    Karen Pickett
                                   Title:   Vice President,
                                            Investor Operations